Quarterly Holdings Report
for
Fidelity® MSCI Utilities Index ETF
October 31, 2025
T11-NPRT1-1225
1.9584801.111

Schedule of Investments October 31, 2025 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
CONSTRUCTION & ENGINEERING – 0.2%
Construction & Engineering – 0.2%
MDU Resources Group, Inc.		275,771	$5,289,288
ELECTRIC UTILITIES – 62.5%
Electric Utilities – 62.5%
ALLETE, Inc.		82,379	5,546,578
Alliant Energy Corp.		364,302	24,342,660
American Electric Power Co., Inc.		757,602	91,109,216
Constellation Energy Corp.		444,495	167,574,615
Duke Energy Corp.		1,102,326	137,019,122
Edison International		545,685	30,220,035
Entergy Corp.		633,005	60,825,450
Evergy, Inc.		326,321	25,064,716
Eversource Energy		521,036	38,457,667
Exelon Corp.		1,431,747	66,032,172
FirstEnergy Corp.		777,608	35,637,775
Hawaiian Electric Industries, Inc. (a)		245,021	2,847,144
IDACORP, Inc.		76,636	9,887,577
MGE Energy, Inc.		51,729	4,286,782
NextEra Energy, Inc.		2,919,591	237,654,707
NRG Energy, Inc.		277,281	47,653,513
OGE Energy Corp.		285,535	12,603,515
Oklo, Inc. (a)		146,319	19,426,774
Otter Tail Corp.		53,387	4,122,544
PG&E Corp.		3,116,812	49,744,319
Pinnacle West Capital Corp.		169,332	14,989,269
Portland General Electric Co.		155,017	7,081,177
PPL Corp.		1,048,439	38,288,992
Southern Co.		1,558,709	146,580,994
TXNM Energy, Inc.		134,642	7,647,666
Xcel Energy, Inc.		817,979	66,395,355
TOTAL ELECTRIC UTILITIES	1,351,040,334
GAS UTILITIES – 4.3%
Gas Utilities – 4.3%
Atmos Energy Corp.		225,272	38,683,708
Chesapeake Utilities Corp.		33,023	4,203,167
National Fuel Gas Co.		121,768	9,608,713
New Jersey Resources Corp.		142,082	6,294,233
Northwest Natural Holding Co.		56,952	2,593,024
ONE Gas, Inc.		88,653	7,109,084
Southwest Gas Holdings, Inc.		81,428	6,473,526
Spire, Inc.		83,799	7,240,234
UGI Corp.		304,248	10,171,011
TOTAL GAS UTILITIES	92,376,700
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 6.6%
Independent Power Producers & Energy Traders – 5.9%
AES Corp.		1,009,670	14,004,123
Talen Energy Corp. (a)		54,863	21,933,130
Vistra Corp.		481,249	90,619,187
			126,556,440

		Shares	Value

Renewable Electricity – 0.7%
Clearway Energy, Inc. Class A		49,039	$1,470,680
Clearway Energy, Inc. Class C		117,863	3,763,365
Ormat Technologies, Inc.		81,783	8,699,258
XPLR Infrastructure LP		126,768	1,249,932
			15,183,235
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS	141,739,675
MULTI-UTILITIES – 23.3%
Multi-Utilities – 23.3%
Ameren Corp.		391,185	39,908,694
Avista Corp.		114,050	4,339,602
Black Hills Corp.		102,994	6,532,909
CenterPoint Energy, Inc.		925,715	35,399,342
CMS Energy Corp.		424,222	31,201,528
Consolidated Edison, Inc.		510,973	49,773,880
Dominion Energy, Inc.		1,209,442	70,982,151
DTE Energy Co.		294,299	39,889,286
NiSource, Inc.		667,566	28,111,204
Northwestern Energy Group, Inc.		86,898	5,185,204
Public Service Enterprise Group, Inc.		707,689	57,011,426
Sempra		924,924	85,037,513
Unitil Corp.		23,255	1,133,681
WEC Energy Group, Inc.		452,605	50,569,557
TOTAL MULTI-UTILITIES	505,075,977
WATER UTILITIES – 2.9%
Water Utilities – 2.9%
American States Water Co.		54,742	3,903,652
American Water Works Co., Inc.		276,572	35,520,142
California Water Service Group		84,320	3,742,122
Essential Utilities, Inc.		397,586	15,517,782
H2O America		46,176	2,135,640
Middlesex Water Co.		25,331	1,455,772
TOTAL WATER UTILITIES	62,275,110
TOTAL COMMON STOCKS (Cost $1,837,083,695)			2,157,797,084

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Money Market Fund – 0.2%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 3.93% (b) (Cost $4,494,000)		4,494,000	$4,494,000
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $1,841,577,695)	2,162,291,084
NET OTHER ASSETS (LIABILITIES) (c) – 0.0%	754,159
NET ASSETS – 100.0%	$2,163,045,243

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $309,261 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Utilities Select Sector Index Contracts (United States)	55	December 2025	$4,961,000	$117,795	$117,795
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
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Schedule of Investments (Unaudited)–continued
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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